EXHIBIT 24

POWER OF ATTORNEY

	Know all by these presents,
that
the undersigned hereby constitutes and appoints each of Henry
Linsert, Jr.,
Peter L. Buzy, and George P. Barker, signing singly, the
undersigned's true
and lawful attorney-in-fact to:
	(1)	execute for
and on behalf of the
undersigned, in the undersigned's capacity as an
officer and/or director of
Martek Biosciences Corporation (the
"Company"), Forms 3, 4, and 5 in
accordance with Section 16(a) of the
Securities Exchange Act of 1934 and
the rules thereunder;
	(2)	do and
perform any and all acts for and on
behalf of the undersigned which may
be necessary or desirable to complete
and execute any such Form 3, 4, or
5 and timely file such form with the
United States Securities and
Exchange Commission and any stock exchange or similar authority; and

	(3)	take any other action of any type whatsoever
in connection with
the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, and in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
	The undersigned hereby grants to each

such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.
	This
Power of Attorney shall remain
in full force and effect until the
undersigned is no longer required to
file Forms 3, 4, and 5 with respect to
the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
	IN WITNESS WHEREOF, the
undersigned has caused
this Power of Attorney to be executed as of this 17th day of January,
2006.


/s/ Polly B.
Kawalek
Name:
Polly B. Kawalek